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                                                                    EXHIBIT 24.1


                               VISTEON CORPORATION

                       Certificate of Assistant Secretary


         The undersigned, Heidi A. Diebol-Hoorn, an Assistant Secretary of VISTEON CORPORATION, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY that the following resolutions were adopted at a duly called meeting of the Board of Directors of the Company on February 12, 2003 and that the same are in full force and effect:

        RESOLVED, that preparation of an Annual Report of the Company on Form 10-K for the year ended December 31, 2002 (the "10-K Report"), including exhibits and other documents, to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, be and hereby is in all respects authorized and approved; that the draft 10-K Report be and hereby is approved in all respects; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, the 10-K Report, and any and all amendments thereto, with such changes therein as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof; and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause the 10-K Report and any such amendments, so executed, to be filed with the Commission.

        RESOLVED, that each officer and director who may be required to sign and execute the 10-K Report or any amendment thereto or document in connection therewith (whether in the name and on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing D. R. Coulson, P. G. Pfefferle, and S. L. Fox, and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity the 10-K Report and any and all amendments thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors who shall have executed such power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.


         WITNESS my hand as of this 14th day of February, 2003.



                                             /s/ Heidi A. Diebol-Hoorn
                                             -----------------------------------
                                             Heidi A. Diebol-Hoorn
                                             Assistant Secretary

(SEAL)


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                        POWER OF ATTORNEY WITH RESPECT TO
                     ANNUAL REPORT OF VISTEON CORPORATION ON
                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002


         Each of the undersigned, a director or officer of VISTEON CORPORATION, appoints each of D. R. Coulson, P. G. Pfefferle, and S. L. Fox as his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable VISTEON CORPORATION to comply with the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, in connection with the Annual Report of VISTEON CORPORATION on Form 10-K for the year ended December 31, 2002 and any and all amendments thereto, including, but not limited to, power and authority to sign his or her name (whether on behalf of VISTEON CORPORATION, or as a director or officer of VISTEON CORPORATION, or by attesting the seal of VISTEON CORPORATION, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of the 12th day of February 2003.


       /s/ Peter J. Pestillo                                    /s/ Charles L. Schaffer
---------------------------------------                  ---------------------------------------
Peter J. Pestillo                                        Charles L. Schaffer


       /s/ William H. Gray, III                                 /s/ Thomas T. Stallkamp
---------------------------------------                  ---------------------------------------
William H. Gray, III                                     Thomas T. Stallkamp


       /s/ Steven K. Hamp                                       /s/ Robert M. Teeter
---------------------------------------                  ---------------------------------------
Steven K. Hamp                                           Robert M. Teeter


       /s/ Kathleen J. Hempel                                   /s/ Danierl R. Coulson
---------------------------------------                  ---------------------------------------
Kathleen J. Hempel                                       Daniel R. Coulson


       /s/ Robert H. Jenkins                                    /s/ Philip G. Pfefferle
---------------------------------------                  ---------------------------------------
Robert H. Jenkins                                        Philip G. Pfefferle


       /s/ Michael F. Johnston
---------------------------------------
Michael F. Johnston